[PHOTO OMITTED]

The
Gabelli
Global
Telecommunications
Fund

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1998

                                [FLAGS OMITTED]

                        Gabelli Global Series Funds, Inc.
                              One Corporate Center
                           Rye, New York 10580 - 1434

                   The Gabelli Global Telecommunications Fund
                               Semi-Annual Report
                                  June 30, 1998

                                      ****

      Morningstar rated The Gabelli Global Telecommunications Fund 4 stars overall and for the three year period ended 6/30/98 among 2545 domestic equity funds.

To Our Shareholders,

      Through most of the second quarter of 1998, global telecommunications stocks were mixed. In general, our North American and European holdings continued to perform well but our Asian and Latin American positions were hit hard as Japan's recession spawned additional concern over Asian economies and the spector of currency devaluation in Latin America. The quarter ended with a big bang -- the AT&T announcement that it would acquire Tele-Communications Inc. -- a giant step in altering the global telecommunications landscape.

Investment Performance

      For the second quarter ended June 30, 1998, The Gabelli Global Telecommunications Fund's (the "Fund") total return was a meager 1.9%. The Lipper Analytical Services Telecommunications Fund Average and Salomon Smith Barney Global Telecommunications Index had returns of 1.0% and 0.4%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 37.4% over the trailing twelve month period. The Lipper Telecommunications Fund Average and Salomon Smith Barney Global Telecommunications Index rose 38.2% and 26.6%, respectively, over the same twelve month period. Since inception on November 1, 1993 through June 30, 1998, the Fund had a total return of 101.7%, which equates to an average annual return of 16.2%.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Morningstar proprietary ratings reflect historical risk adjusted performance as of June 30, 1998 and are subject to change every month. Morningstar ratings are calculated from the Fund's three, five and ten year average annual returns in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in an investment category receive five stars and the next 22.5% receive four stars.
--------------------------------------------------------------------------------

INVESTMENT RESULTS (a)

-------------------------------------------------------------------------------------------------------------------------
                                                                       Quarter
                                                 -----------------------------------------------------
                                                   1st           2nd           3rd             4th              Year
                                                   ---           ---           ---             ---              ----

1998:     Net Asset Value.....................   $15.91        $16.22            --               --               --
          Total Return........................    19.4%          1.9%            --               --               --
-------------------------------------------------------------------------------------------------------------------------
1997:     Net Asset Value ....................   $11.29        $13.17        $14.22           $13.32           $13.32
          Total Return .......................      0.1%         16.7%          7.9%             4.6%            31.9%
-------------------------------------------------------------------------------------------------------------------------
1996:     Net Asset Value ....................   $11.72        $12.16        $11.73           $11.28           $11.28
          Total Return .......................      5.4%          3.8%         (3.5)%            3.3%             9.0%
-------------------------------------------------------------------------------------------------------------------------
1995:     Net Asset Value ....................   $ 9.77        $10.29        $11.12           $11.12           $11.12
          Total Return .......................      0.4%          5.3%          8.1%             1.6%            16.2%
-------------------------------------------------------------------------------------------------------------------------
1994:     Net Asset Value ....................   $ 9.68        $ 9.62        $10.38           $ 9.73           $ 9.73
          Total Return .......................     (5.1)%        (0.6)%         7.9%            (5.3)%           (3.7)%
-------------------------------------------------------------------------------------------------------------------------
1993:     Net Asset Value ....................     --            --            --             $10.20           $10.20
          Total Return .......................     --            --            --                3.0%(b)          3.0%(b)
-------------------------------------------------------------------------------------------------------------------------

---------------------------------------------
Average Annual Return - June 30, 1998 (a)
---------------------------------------------
1 Year............................      37.4%
3 Year............................      24.3%
Life of Fund(b)...................      16.2%
---------------------------------------------

                   Dividend History
---------------------------------------------------------
Payment (ex) Date    Rate Per Share    Reinvestment Price
-----------------    --------------    ------------------
December 30, 1997        $1.550              $13.28
December 31, 1996        $0.840              $11.28
December 29, 1995        $0.182              $11.12
December 30, 1994        $0.095              $ 9.73
December 31, 1993        $0.102              $10.20

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on November 1, 1993. Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

Global Allocation

    The accompanying chart presents the Fund's holdings by geographic region as of June 30, 1998. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL]

                    HOLDINGS BY GEOGRAPHIC REGION - 6/30/98

                    United States                  47.0%
                    Canada                         10.7%
                    Europe                         19.6%
                    Latin America                   4.5%
                    Asia/Pacific Rim                6.1%
                    Cash                           12.1%

COMMENTARY

Dialing Up a Big Deal - "Ma Bell" is Now Riding Motorcycles

      Deregulation and technology have been driving change in the global telecommunications industry. The need for speed is swiftly changing the "dial tone" into the "web tone" as the telephone, computer and television converge into one all purpose interactive information and entertainment instrument. Convergence has just taken a leap forward with the prospective merger of AT&T and cable television leader Tele-Communications Inc.

      Does the proposed AT&T/TCI combination make sense? We think so. The transaction gives AT&T the digital platform to compete in the local telephone business. It also allows them to bundle long distance, local telephony, Internet access and entertainment programming services on one line, passing approximately one-third of all U.S. homes.

      How will this change the global telecommunications/media landscape? It opens the door for other long distance companies to break into local telephone monopolies and perhaps for local telephone operators to further their inroads to the long distance business. It dramatically increases the value of the cable television industry's millions of coaxial connections into homes worldwide. It will push the pace in which telephone infrastructure is upgraded to match cable's digital and high speed capacity. It puts increasing pressure on every global telecommunications company to create business combinations that will allow them to compete with the full range of services that AT&T/TCI would be capable of delivering. Finally, as additional business combinations are formed, "content and creativity" providers could continue to be viewed as appetizing targets.

Unearthing the Alternative Service Providers

      Investors displayed concerns over the prospects for the satellite industry during the second quarter. A series of satellite failures caused sporadic service outages for the wireless services of a small but prominent group of wireless providers. The problems were quickly fixed and insurance companies will pick up most of the cost of the service disruptions. Notwithstanding this temporary glitch, the satellite sector maintains tremendous long term potential and we are optimistic about the prospects for Iridium and Globalstar, which will soon activate their worldwide telephony service. Iridium's telephone has been widely advertised and with this satellite communication device we will soon be able to call you from anywhere in the world!

      The promises of "anytime, anywhere" communication are getting closer to reality in the cellular world as well. GSM cellular, the world standard with over 80 million customers, can now be utilized in many European and Asian countries seamlessly with the same handset and telephone number that you use in the U.S. thanks to the Bosh "world-phone". Omnipoint is one of the most aggressive U.S. suppliers of this enhanced cellular service.

      The need for speed and bandwith at home and at the office in connection with tele-commuting and working via the Internet is driving the accelerating roll-out of Digital Subscriber Lines and empowering many new interactive applications. Competing for speed in the local markets are the numerous Competitive Local Exchange Carriers (CLECs) still building the infrastructure of fiber miles and continuing the battle with the incumbents, the Regional Bell Operating Companies (RBOCs). Mergers between CLECs and Internet Service Providers accelerated in the second quarter and many service providers branched out into foreign markets signifying that the major battles for Internet access might be fought more at the local level rather than at the backbone level.

      The convergence of computers and telephony is driving tremendous innovation in the handset manufacturing field, where the lines between wireless handsets and PCs are blurring. Newer handsets offer interactive and online functionality. As more telecommunications companies offer bundled services, some are acquiring or starting software divisions in the content and applications areas and initiating competition with traditional software companies. The most relevant example is BCE, the Canadian holding company with interests in wireline, wireless, satellite and now, through Bell Emergis, interactive software applications.

Deal Activity Surfaces Value

      One component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to benefit from these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued strong merger and acquisition activity is providing a tailwind to the excellent performance of the Fund this year. The accompanying tables illustrate how deal activity surfaced value in a small sample of the portfolio holdings.

--------------------------------------------------------------------------------
                              1998 Completed Deals

      Fund Holding                           Closing Date       % Return(a)
      ------------                           ------------       -----------
      PriCellular Corp.                          6/25              33.5%
      LCI International Inc.                     6/05              17.7

          Percentage Changes through June 30, 1998 for Announced Deals

                                                Second          Year-to-Date
      Current Fund Holdings                Quarter Return(b)      Return(b)
      ---------------------                -----------------      ---------
      Cable Michigan Inc.                        52.9%              70.5%
      360(degree) Communications Co.              6.0               64.1
      Tele-Communications Inc.                   23.6               37.6
      Southern New England Telecommunications
      Corp.                                      (9.8)              30.2
      Ameritech Corp.                            (9.2)              11.5
      Emerging Communications Inc.               22.3                7.0

--------------------------------------------------------------------------------

(a) Represents changes in share price and dividends paid from December 31, 1997 through the closing date.

(b) Represents changes in share price and dividends paid from the beginning of the period through June 30, 1998.

Note: See the Portfolio of Investments for a complete listing of holdings.
--------------------------------------------------------------------------------

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of June 30, 1998.

AirTouch Communications Inc. (ATI - $58.4375 - NYSE) is the world's largest multinational company focused on wireless communications. The company offers a full range of wireless services: cellular, paging and personal communications services (PCS). In the future, AirTouch will offer global satellite communications. AirTouch has over 11 million worldwide wireless subscribers. 1997 earnings, before acquisitions, almost doubled those in 1996. Cash flow should grow by about 25% in 1998. The company has completed the acquisition of the U.S. cellular and PCS interests of US West Media Group in a deal valued at almost $6 billion.

BC Telecom Inc. (BCT - $37.39 - TSE), formerly British Columbia Telephone Co., is the second largest telecommunications services company in Canada. A subsidiary of GTE owns 50.8% of the company. Its basic telephone operations provide service to more than 2.5 million customer access lines and are growing at rates much higher than the Canadian industry average. BCT's crown jewel is a rapidly growing cellular phone company which currently serves over 407,000 subscribers. We expect BCT to take advantage of the deregulatory trend in Canada by entering new businesses.

BCE Inc. (BCE - $42.6875 - NYSE), the holding company for Bell Canada, is Canada's largest telecommunications company. BCE has controlling interests in Northern Telecom (NT - $56.75 - NYSE) and BCEMobile Communications (BCX - $26.00
- NYSE). These are substantial values for BCE. For example, "behind" each share of BCE there are 0.4 shares of Northern Telecom. This NT interest, marked to market, is worth over $22 per BCE share. The company is a possible candidate for break-up. In the interim, the Canadian Radio and Television Commission is providing a more attractive operating environment in which BCE is becoming more competitive.

Cablevision Systems Corp. (CVC - $83.50 - ASE), based in Woodbury, NY, owns and operates cable television systems in 18 states serving 2,844,000 basic service subscribers at year end 1997. CVC's revenue per subscriber is the highest in the cable industry. CVC has exercised its option to purchase ITT's 50% stake in MSG (Madison Square Garden) Properties, including the NY Knicks and NY Rangers. In March, Cablevision purchased Tele-Communications Inc.'s New York area cable properties with 829,000 subscribers by issuing almost 24.5 million shares (adjusted for the March 30, 1998 two-for-one stock split) and assuming $670 million of TCI's debt. These shares represent a one-third stake in CVC. The company's new, vigorous activity includes the sale of a 40% stake in Rainbow Sports to a News Corp TCI joint venture with the proceeds used to pay down a significant portion of MSG's debt. With its upgraded cable systems, CVC is well-positioned to offer telephony, high speed data and enhanced video services.

Cable & Wireless plc (CWP - $36.8125 - NYSE) is a United Kingdom-based company comprised of broad global telecommunications interests. CWP has finalized plans to merge its U.K. operations with Nynex CableComms Group plc and Bell Cable Media plc, bolstering its presence in the increasingly competitive U.K. communications market. The company now owns 53% of a new, publicly traded U.K.-based company, Cable & Wireless Communications plc (CWZ - $50.00 - NYSE) which owns 100% of Mercury Communications, the second largest provider of telecom services in Britain, and a majority of Bell Cable Media, Nynex CableComms and Videotron Holdings plc. Hong Kong Telecommunications (HKT - $18.875 -NYSE), the dominant telecom service provider in Hong Kong, is 54%-owned by CWP and remains the "crown jewel" of the CWP portfolio. CWP is attractive based on its high rate of growth and reasonable market valuation.

MediaOne Group Inc. (UMG - $43.9375 - NYSE), recently split-off from US West Media Group, is a cable distributor committed to providing multiple services with an emphasis on high speed transmission. Following the sale of its investment in Dex and the resale of its wireless operations, MediaOne has a strong financial position which should allow the company to be one of the leaders in the upgrading of cable infrastructures.

Rogers Communications Inc. (RG - $9.00 - NYSE) is a holding company with operations in four market segments; wireless, cable systems, telecommunications and media. This Canadian company has investments in General Cable TV Ltd., Astral Communications, Canadian Satellite Communications, Cogeco and @Home Corp.

Southern New England Telecommunications Corp. (SNG - $65.50 - NYSE) is a holding company for Southern New England Telephone (SNET) which provides telephone services for most of Connecticut. SNET has had success in expanding into the long distance market in its home territory, gathering a 40% share of the long distance market in Connecticut. SBC Communications (SBC - $40.00 - NYSE) has agreed to acquire SNG for $4.26 billion in stock.

Telecom Italia Mobile SpA (TIM.MI - $4.375 - Milan Stock Exchange), formerly a subsidiary of Telecom Italia (the provider of wired local and long distance telephone service in Italy), was spun-off last July and began trading on the Milan stock exchange as an independent company. Telecom Italia Mobile is the leading cellular provider in Italy. The company is the largest cellular provider in Europe with close to eight million GSM subscribers. The competitive environment in which Telecom Italia Mobile operates remains favorable, with two new entrants in the market. Licenses have been awarded to Omnitel and Wind.

Telecomunicacoes Brasileiras SA (Telebras) (TBR - $109.1875 - NYSE) is the Brazilian, government-controlled, monopoly telecommunications holding company consisting of 28 subsidiaries serving more than 14 million telephone lines and two million cellular customers in a country with a population of 160 million. The penetration rate is less than 9% for telephone and 1% for cellular. Future opportunities include the prospects of privatization, strong line growth and improvements in efficiency. In October 1997, the Brazilian Ministry of Communications announced the breakup of the company into three regional, nine cellular and one long distance company.

Telefonica de Espana (TEF - $31.47 - NYSE) is a diversified telecommunications service provider offering services to more than 15 million lines. The company also services a fast growing cellular subscriber base with over two million subscribers. We consider TEF to be an attractive way to invest in Latin America, with a diversified portfolio of telecommunications operations in the region. Its portfolio of publicly traded Latin American companies includes: Compania de Telecomunicaciones de Chile SA, Telefonica de Argentina SA and Compania Peruana de Telefonos SA. TEF also holds interests in non-public Latin American telecom operations in Mexico, Puerto Rico, Colombia, Uruguay and Venezuela. The company's long term strategy is to create a Pan American network, leveraging the Spanish speaking world. TEF jump-started this effort with its decision to form a global alliance with WorldCom and MCI, which is gaining momentum in the race to become the dominant provider of one-stop shopping for full service, global telecommunications products.

Telephone and Data Systems Inc. (TDS - $39.375 - ASE) is a diversified telecommunications company with established cellular, local telephone and radio paging operations and a developing personal communications services (PCS) business. TDS provides high-quality telecommunications services to 3.2 million customers in 37 states and the District of Columbia. The company was active in the PCS auctions and was the high bidder in markets with a combined population of 27 million. TDS owns 81.1% of United States Cellular Corporation and 82.5% of Aerial Communications, Inc., TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas encompassing approximately 27.6 million population equivalents. TDS also owns American Paging, Inc., a provider of wireless messaging communications services to 811,100 customers in 21 states and the District of Columbia.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Telecommunications Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

Conclusion

      As always during periods of dramatic change in an industry, there will be big winners and big losers. We are dedicated to identifying and investing in the former and doing our best to avoid the latter. Looking farther ahead, we believe equities will still provide investors with superior risk adjusted returns relative to other asset classes and that our value discipline will enable us to provide satisfactory returns over the long term.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABTX. Please call us during the business day for further information.

                                   Sincerely,


         /s/ Mario J. Gabelli,                 /s/ Marc J. Gabelli

         Mario J. Gabelli, CFA                 Marc J. Gabelli
         Portfolio Manager and                 Associate Portfolio Manager
         Chief Investment Officer

August 1, 1998

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                  June 30, 1998

Cable & Wireless plc                                Telecom Italia Mobile SpA
Telephone and Data Systems Inc.                     Cablevision Systems Corp.
Telefonica de Espana                                Rogers Communications Inc.
BC Telecom Inc.                                     Southern New England Telecom
BCE Inc.                                            MediaOne Group Inc.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Telecommunications Fund
Portfolio of Investments -- June 30, 1998 (Unaudited)
================================================================================

                                                                     Market
     Shares                                           Cost            Value
     ------                                           ----            -----
                COMMON STOCKS -- 84.4%
                Alternative Telecommunications Providers-- 1.2%
       1,000    Colt Telecom Group plc+......      $   31,875    $    163,500
      50,000    GST Telecommunications
                  Inc.+......................         568,363         721,875
      18,000    ICG Communications Inc.+.....         238,475         658,125
       4,000    Intermedia Communications
                  Inc.+......................          27,830         167,750
       4,000    McLeodUSA Inc., Cl. A+.......          70,160         155,500
       2,000    Startec Global
                  Communications Corp.+......          24,000          23,000
      25,000    Suncom
                  Telecommunications Inc.+...         139,154          10,000
         400    Teleport Communications
                  Group Inc., Cl. A+.........           6,400          21,700
         500    USN Communications Inc.+.....           7,734           4,438
                                                    ---------       ---------
                                                    1,113,991       1,925,888
                                                    ---------       ---------
                Broadcasting -- 0.4%
       2,000    Pathe SA.....................         414,326         391,992
       5,000    Telemundo Group Inc., Cl. A+.         208,019         212,813
                                                    ---------       ---------
                                                      622,345         604,805
                                                    ---------       ---------
                Cable -- 13.2%
      40,000    Adelphia Communications
                  Corp., Cl. A+..............         438,499       1,485,000
      15,000    Cable Michigan Inc.+.........         158,285         585,000
      36,000    Cablevision Systems Corp.,
                  Cl. A+.....................         682,806       3,006,000
      70,000    Century Communications
                  Corp., Cl. A+..............         590,705       1,312,500
      50,000    Comcast Corp., Cl. A.........         782,977       1,987,500
      40,000    Comcast U.K. Cable
                  Partners Ltd.+.............         589,750         627,500
      10,000    General Cable plc, ADR+......         146,775         193,750
       5,000    Le Groupe Videotron ltee.....          51,939          71,402
      64,000    MediaOne Group Inc. +........       1,105,262       2,812,000
      30,000    NTL Inc.+....................         475,313       1,605,000
     140,000    Rogers Communications
                  Inc., Cl. B+...............         875,723       1,260,000
      82,932    TCI Ventures Group+..........         762,076       1,663,823
      40,000    Tele-Communications
                  Inc., Cl. A+...............         552,314       1,537,500
      30,000    Tele-Communications
                  International Inc., Cl. A+.         514,638         602,813
      15,000    Telewest Communications
                  plc, ADR+..................         261,550         356,250
      80,000    United International
                  Holdings Inc., Cl. A+......       1,182,741       1,280,000
                                                    ---------       ---------
                                                    9,171,353      20,386,038
                                                    ---------       ---------
                Communications Equipment -- 2.2%
     120,000    Champion Technology
                  Holdings, ADR..............          80,658          20,508
       8,000    Ericsson (L.M.) Telephone Co.,
                  ADR........................          55,422         229,000
       5,000    General Instrument Corp.+....          76,830         135,938
       2,500    General Semiconductor Inc.+..          33,120          24,688
       3,500    L- 3 Communications
                  Holdings Inc. +............          77,000         114,406
       6,000    Lucent Technologies Inc......         137,806         499,125
       2,500    Motorola Inc.................         113,969         131,406
       4,000    Nokia Corp., Cl. A,  ADR.....          76,675         290,250
      30,000    Northern Telecom Ltd.........         540,750       1,702,500
      10,000    Scientific - Atlanta Inc.....         169,558         253,750
         500    Siemens AG, ADR..............          23,625          30,512
     100,000    Time Engineering Berhad......         264,575          13,743
                                                    ---------       ---------
                                                    1,649,988       3,445,826
                                                    ---------       ---------
                Computer Software and Services -- 0.0%
       1,000    EarthLink Network Inc.+......          45,250          76,750
                                                    ---------       ---------
                Entertainment -- 0.4%
      23,462    Ascent Entertainment Group
                  Inc.+......................         177,530         261,015
       6,000    Metromedia International
                  Group Inc.+................          67,475          71,625
       2,000    Time Warner Inc..............          74,100         170,875
       1,000    Viacom Inc., Cl. A+..........          43,738          58,500
                                                    ---------       ---------
                                                      362,843         562,015
                                                    ---------       ---------
                Long Distance Telephone Providers -- 5.0%
      28,000    AT&T Corp....................       1,312,847       1,599,500
      25,000    Call-Net Enterprises Inc.+...         236,026         442,014
         250    DDI Corp.....................       1,185,349         870,051
       4,000    Esprit Telecom Group plc+....          34,330          73,500
      68,000    General Communication
                  Inc., Cl. A+...............         300,203         412,250
       7,000    Kokusai Denshin Denwa Co.
                  Ltd........................         575,695         230,500
       5,000    MCI Communications Corp......         190,938         290,625
       8,000    MIDCOM Communications
                  Inc.+......................           6,958             160
      66,000    PLD Telekom Inc.+............         420,944         474,375
      53,000    Philippine Long Distance
                  Telephone Co...............       1,772,063       1,199,125
       5,830    Qwest Communications
                  International Inc.+........          45,262         203,321
      20,000    Sprint Corp..................         546,369       1,410,000
       8,000    Teleglobe Inc................          60,486         213,255
       2,000    Telegroup Inc.+..............          20,000          18,500
       5,000    Viatel Inc.+.................          41,871          85,000
       4,000    WorldCom Inc.+...............          86,409         193,750
                                                    ---------       ---------
                                                    6,835,751       7,715,926
                                                    ---------       ---------
                Publishing -- 0.2%
       1,000    Media General Inc., Cl. A....          23,050          48,750
       8,000    News Corp. Ltd., ADR.........         179,087         257,000
     100,000    Seat SpA+....................          28,390          67,509
                                                    ---------       ---------
                                                      230,527         373,259
                                                    ---------       ---------

                 See accompanying notes to financial statements.

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
================================================================================
                                                                     Market
     Shares                                           Cost            Value
     ------                                           ----            -----
                COMMON STOCKS (Continued)
                Regional and Local Telephone Providers -- 12.8%
      53,200    Aliant Communications Inc....      $  947,144      $1,459,675
      20,000    Alltel Corp..................         561,875         930,000
      44,000    Ameritech Corp...............         913,975       1,974,500
      15,200    Atlantic Tele-Network Inc.+..         129,263         189,050
      10,608    Bell Atlantic Corp...........         272,025         483,990
      27,000    BellSouth Corp...............         803,645       1,812,375
      18,000    Bruncor Inc..................         160,442         312,130
       2,000    Cincinnati Bell Inc..........          15,800          57,250
      40,000    Commonwealth Telephone
                  Enterprises Inc.+..........         482,456       1,050,000
       7,000    E.Spire Communications Inc.+.          47,813         157,938
       1,000    Electric Lightwave Inc., Cl. A+        15,313          11,063
     150,000    First Pacific Co. Ltd.+......          90,040          62,915
      10,000    First Pacific Co. Ltd., ADR..          35,875          20,971
      68,000    Frontier Corp................       1,677,339       2,142,000
      33,000    GTE Corp.....................       1,106,650       1,835,625
      30,000    Island Telephone Co..........         282,503         530,417
      19,000    Maritime Telegraph and
                  Telephone Company Ltd......         330,491         539,427
         300    MetroNet Communications
                  Corp., Cl. B...............           8,487           8,475
      12,000    NewTel Enterprises Ltd.......         207,133         306,826
       4,000    Peoples Telephone
                  Company Inc.+..............          21,800          12,500
      20,000    QuebecTel Group Inc..........         153,660         261,128
      98,000    RCN Corp.+...................         882,901       1,898,750
      10,000    SBC Communications Inc.......         204,707         400,000
      43,000    Southern New England
                  Telecommunications Corp....       1,524,378       2,816,499
      10,000    Telus Corp...................         129,540         258,748
       4,748    US West Inc..................         113,779         223,148
                                                   ----------      ----------
                                                   11,119,034      19,755,400
                                                   ----------      ----------
                Satellite -- 3.0%
       3,000    American Mobile Satellite
                  Corp.+.....................          38,340          29,250
         500    Asia Satellite
                  Telecommunications
                  Holdings Ltd...............           9,753           8,188
       1,000    British Sky Broadcasting
                  Group, ADR.................          36,400          42,625
      60,000    COMSAT Corp..................       1,452,809       1,698,750
       6,000    Echostar Communications
                  Corp., Cl. A+..............         163,040         144,375
       5,000    General Motors Corp.,
                  Cl. H......................         182,072         235,625
      16,000    Globalstar
                  Telecommunications+........          55,725         432,000
      21,500    Iridium World
                  Communications Ltd.+.......         429,563       1,143,531
      15,000    Loral Space &
                  Communications Ltd.+.......         181,875         423,750
       4,000    PT Indonesia Satellite, ADR..          97,765          44,500
      50,000    TCI Satellite Entertainment
                  Inc., Cl. A+...............         421,074         293,750
      10,000    U.S. Satellite Broadcasting
                  Co.+.......................         106,007         116,875
                                                   ----------      ----------
                                                    3,174,423       4,613,219
                                                   ----------      ----------
                Telecommunications -- 0.2%
      12,500    Great Nordic Store...........         215,023         381,706
                                                   ----------      ----------
                Telephone Networks -- 24.4%
      87,000    BC Telecom Inc...............       1,576,745       3,253,901
      75,000    BCE Inc......................       1,299,563       3,201,563
       3,000    BHI Corp. +..................          48,250         118,500
       1,000    British Telecommunications
                  plc, ADR...................          53,925         123,500
      34,000    Cable & Wireless
                  Communications plc, ADR+...         888,280       1,700,000
   8,000,000    Cable & Wireless Jamaica
                  Ltd........................         406,750         550,055
     120,000    Cable & Wireless plc, ADR....       2,594,388       4,424,999
     100,000    Citizens Utilities Co., Cl. B+      1,080,000         962,500
      65,000    Compania de
                  Telecomunicaciones de
                  Chile SA, ADR..............       1,018,469       1,320,313
     500,000    CPT Telefonica del Peru,
                  Cl. B......................         722,310       1,001,862
       1,000    CPT Telefonica del Peru,
                  Cl. B, ADR.................          20,500          20,438
      16,000    Deutsche Telekom AG..........         313,538         440,000
      38,000    Emerging Communications
                  Inc.+......................         227,800         325,375
       2,000    France Telecom SA............          68,975         139,125
       4,208    Hellenic
                  Telecommunications
                  Organization SA (OTE)......          62,313         107,863
      15,000    Hong Kong
                  Telecommunications
                  Ltd., ADR..................         294,183         283,125
       2,000    Hungarian Telephone &
                  Cable Corp.+...............          24,557          11,625
          60    Japan Telecom Co. Ltd........       1,186,503         471,232
      15,000    Koninklijke PTT Nederland
                  NV, ADR....................         470,521         954,375
         500    Matav, ADR...................           9,650          14,719
         167    Nippon Telegraph &
                  Telephone Corp.............       1,216,226       1,383,795
      10,000    Nippon Telegraph &
                  Telephone Corp., ADR.......         409,638         420,000
         800    Pakistan
                  Telecommunications,
                  GDR (a)....................          98,166          27,600

                 See accompanying notes to financial statements.

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
================================================================================
                                                                     Market
     Shares                                           Cost            Value
     ------                                           ----            -----
                COMMON STOCKS (Continued)
                Telephone Networks (Continued)
      12,000    Portugal Telecom SA, ADR.....      $  233,785      $  635,250
      12,000    PT Telekomunikasi Indonesia..         188,316          69,750
       1,000    Rostelecom, ADR..............          20,925          13,375
      20,000    Singapore
                  Telecommunications Ltd.....          48,208          28,411
       8,000    Tele Danmark A/S, ADR........         215,400         377,000
      36,000    Telecom Argentina Stet --
                  France Telecom SA, ADR.....         848,848       1,073,250
      23,000    Telecom Corporation of
                  New Zealand Ltd., ADR......         551,387         753,250
     194,444    Telecom Italia SpA...........         457,508       1,431,352
      22,000    Telecom Italia SpA, ADR......         490,102       1,617,000
   1,000,000    Telecom Asia Corp. +.........         687,194         289,598
      23,000    Telecomunicacoes Brasileiras
                  SA  (Telebras), ADR........         612,031       2,511,313
     938,570    Telecomunicacoes de
                  Sao Paulo SA (Telesp)+.....         101,286         142,002
      41,000    Telefonica de Argentina SA,
                  ADR........................       1,142,274       1,329,938
      27,000    Telefonica de Espana, ADR....       1,219,896       3,754,687
      36,000    Telefonos de Mexico SA,
                  Cl. L, ADR.................       1,376,800       1,730,250
     300,000    Telekom Malaysia Berhad......       1,420,412         506,329
         600    Telstra Corp. Ltd., ADR (a)..          19,666          30,450
       8,075    Thai Telephone & Telecom,
                  GDR + (a)..................         100,542           2,820
       3,000    Veba AG......................         126,252         204,428
                                                   ----------      -----------
                                                   23,952,082      37,756,918
                                                   ----------      -----------
                Wireless Communications -- 21.4%
      70,000    360(degree)Communications Co.+      2,189,955       2,240,000
      40,000    ABC Communications
                  Holdings Ltd...............          20,301          10,841
     125,000    Aerial Communications Inc.+..         854,790         781,250
      40,000    AirTouch Communications Inc.+         895,083       2,337,500
      28,400    Associated Group Inc., Cl. A+         308,905       1,164,400
      32,000    Associated Group Inc., Cl. B+         339,440       1,272,000
      15,000    BCE Mobile Communications
                  Inc. +.....................         483,485         390,162
         500    Bouygues Group...............          58,707          90,803
      30,000    Cellular Communications
                  International Inc.+........         332,622       1,496,250
      70,000    Centennial Cellular Corp.,
                  Cl. A+.....................       1,166,408       2,611,875
      42,000    Century Telephone
                  Enterprises Inc............         811,681       1,926,750
       2,000    Clearnet Communications
                  Inc., Cl. A +..............          25,000          22,000
       2,190    CommNet Cellular Inc.+.......          12,538          32,166
      10,000    CoreComm Inc.+...............         193,810         262,500
      35,000    CP Pokphand, ADR.............         259,575          32,183
       5,300    Easycall Group+..............           8,992             361
      36,000    Europolitan Holdings AB......         330,820       2,527,916
      35,000    Grupo Iusacell SA, Ser. D,
                  ADR+.......................         422,475         323,750
      26,000    Himachal Futuristic (a)......         141,200          10,782
      24,000    Jasmine International +......         117,135           7,660
      25,000    Mannesmann AG................         819,702       2,535,963
       1,500    Metrocall Inc.+..............          11,138           9,094
       9,789    NEXTEL Communications
                  Inc., Cl. A+...............         145,326         243,501
       2,000    Omnipoint Corp.+.............          17,750          45,875
      19,531    Price Communications
                  Corp.+.....................          88,769         299,068
     125,000    Rogers Cantel Mobile
                  Communications Inc., Cl. B+       1,784,341       1,562,500
       1,000    Rural Cellular Corp., Cl. A+.          10,000          15,625
      70,000    Securicor Group plc..........         183,666         569,960
       5,000    SkyTel Communications
                  Inc. +.....................          87,075         117,031
     100,000    Technology Resources
                  Industries (a).............         384,096          68,716
         500    Telecel-Comunicacaoes
                  Pessoais SA................          67,584          88,783
     500,000    Telecom Italia Mobile SpA....         703,504       3,050,828
     105,000    Telephone and Data
                  Systems Inc................       4,549,368       4,134,375
     938,570    Telesp Celular SA +..........           2,665          40,169
       4,000    Teligent Inc., Cl. A+........          90,000         117,750
       2,000    Thyssen AG...................         367,787         506,362
      20,000    Total Access
                  Communications plc +.......         126,250          21,400
       5,000    United States Cellular
                  Corp.+.....................         144,563         153,750
       7,500    Vanguard Cellular
                  Systems Inc., Cl. A+.......         107,830         141,563
       1,500    Vimpel Communications+.......          50,795          67,125
      14,000    Vodafone Group plc, ADR......         364,424       1,764,875
                                                   ----------     -----------
                                                   19,079,555      33,095,462
                                                   ----------     -----------
                TOTAL COMMON STOCKS..........      77,572,165     130,693,212
                                                   ----------     -----------
                CONVERTIBLE PREFERRED STOCKS -- 2.2%
                Cable -- 1.2%
      18,000    Tele-Communications Inc.
                  6.00% Cv. Pfd., Ser. E.....       1,234,246       1,674,000
                                                   ----------     -----------
                Entertainment -- 0.0%
       1,000    Metromedia International
                  Group Inc. 7.25% Cv. Pfd...          51,363          51,500
                                                   ----------     -----------
                Long Distance Telephone Providers-- 0.4%
      12,000    Sprint Corp. 8.25% Cv. Pfd...         424,101         693,750
                                                    ---------       ---------
                Telephone Networks -- 0.3%
       9,500    Philippine Long Distance
                  Telephone Co.
                  7.00% Cv. Pfd., Ser. III...         475,000         437,000
                                                    ---------       ---------

                 See accompanying notes to financial statements.

The Gabelli Global Telecommunications Fund
Portfolio of Investments (Continued) -- June 30, 1998 (Unaudited)
================================================================================
                                                                     Market
     Shares                                           Cost            Value
     ------                                           ----            -----

                CONVERTIBLE PREFERRED STOCKS (Continued)
                Wireless Communications -- 0.3%
       3,000    AirTouch Communications Inc.
                  4.25% Cv. Pfd., Cl. C......      $  144,750      $  247,500
       5,000    AirTouch Communications Inc.
                  6.00% Cv. Pfd., Cl. B......         146,563         241,250
                                                   ----------     -----------
                                                      291,313         488,750
                                                   ----------     -----------
                TOTAL CONVERTIBLE
                  PREFERRED STOCKS...........       2,476,023       3,345,000
                                                   ----------     -----------
                PREFERRED STOCKS -- 0.4%
                Telephone Networks -- 0.3%
   3,355,677    Telecomunicacoes de Rio de
                  Janeiro SA (Telerj) Pfd....         148,557         255,316
      40,900    Telecomunicacoes de Sao
                  Paulo SA (Telesp) Pfd......           9,633           9,760
                                                    ---------       ---------
                                                      158,190         265,076
                                                    ---------       ---------
                Wireless Communications -- 0.1% 3,000
                SkyTel Communications Inc.
                  $2.25 Cv. Pfd..............          84,750         104,250
   3,355,677    Telerj Celular SA Pfd., Cl . B +      118,824         197,869
      40,900    Telesp Celular SA Pfd., Cl. B +        40,512           3,391
                                                    ---------       ---------
                                                      244,086         305,510
                                                    ---------       ---------
                TOTAL PREFERRED
                  STOCKS.....................         402,276         570,586
                                                    ---------       ---------
                RIGHTS -- 0.0%
                Regional and Local Telephone Providers -- 0.0%
      30,265    Telecomunicacoes de Rio
                  de Janeiro SA..............               0               0
                                                    ---------       ---------

    Principal
     Amount
     ------
                CONVERTIBLE CORPORATE BONDS -- 0.6%
                Telephone Networks -- 0.4%
  $1,000,000    Telekom Malaysia Berhad
                  Sub. Deb. Cv.
                  4.00%, 10/03/04 (a) .......       1,000,174         725,000
                                                 ------------    ------------
                Wireless Communications -- 0.2%
     250,000    Technology Resources
                  Industries Sub. Deb. Cv.
                  2.75%, 11/28/04 (a)........         250,000         260,000
                                                 ------------    ------------
                TOTAL CONVERTIBLE
                  CORPORATE BONDS............       1,250,174         985,000
                                                 ------------    ------------
                U.S. GOVERNMENT OBLIGATIONS -- 12.1%
   6,095,000    U.S. Treasury Bills,
                  4.81% to 5.14%, due
                  08/06/98 to 09/17/98 ++....      18,754,065      18,754,065
                                                 ------------    ------------
                TOTAL INVESTMENTS
                 --  99.7%....................   $100,454,703    $154,347,863
                                                 ============
                Other Assets and
                  Liabilities (Net)-- 0.3%...                         485,077
                                                                 ------------
                NET ASSETS  -- 100.0%
                  (9,548,321 shares outstanding)                 $154,832,940
                                                                 ============
                NET ASSET VALUE,
                  Offering and Redemption
                  Price Per Share............                          $16.22
                                                                       ======
FORWARD FOREIGN EXCHANGE CONTRACTS
                                                 Expiration    Net Unrealized
                                                    Date        Depreciation
                                                    ----        ------------
 2,300,000 (b)  Sold Hong Kong Dollars
                  in exchange for
                  USD 292,584                     08/26/98         $(2,196)
-------------
For Federal tax purposes:
  Aggregate cost..................................               $100,454,703
                                                                  ===========
  Gross unrealized appreciation...................               $ 60,521,658
  Gross unrealized depreciation...................                 (6,628,498)
                                                                  -----------
  Net unrealized appreciation.....................               $ 53,983,160
                                                                  ===========

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1998, the market value of Rule 144A securities amounted to $ 1,125,368 or 0.7% of net assets.

(b)   Principal amount denoted in Hong Kong Dollars.

+     Non-income producing security.

++    Represents annualized yield at date of purchase.

ADR-- American Depositary Receipt.

GDR-- Global Depositary Receipt.

                                                  % of
                                                 Market             Market
Geographic Diversification                        Value              Value
--------------------------                        -----              -----
  North America                                    69.8%      $107,709,220
  Europe                                           19.6%        30,314,464
  Asia/Pacific Rim                                  6.1%         9,403,025
  Latin America                                     4.5%         6,921,154
                                                  ------      ------------
                                                  100.0%      $154,347,863
                                                  ======      ============

                 See accompanying notes to financial statements.

The Gabelli Global Telecommunications Fund
Statement of Assets and Liabilities
June 30, 1998 (Unaudited)
================================================================================
Assets:
    Investments, at value (Cost $100,454,703) ...............       $154,347,863
    Cash and foreign currency, at value
      (Cost $226,204) .......................................            219,931
    Dividends and interest receivable .......................            235,289
    Receivable for investments sold .........................            229,597
    Receivable for capital shares sold ......................             50,056
    Deferred organizational expenses ........................             13,780
                                                                    ------------
      Total Assets ..........................................        155,096,516
                                                                    ------------
Liabilities:
    Payable for investment advisory fees ....................            122,030
    Payable for distribution fees ...........................             30,507
    Other accrued expenses ..................................            111,039
                                                                    ------------
      Total Liabilities .....................................            263,576
                                                                    ------------
      Net Assets applicable to 9,548,321
       shares outstanding ...................................       $154,832,940
                                                                    ============
Net Assets consist of:
    Capital stock, at par value .............................       $      9,548
    Additional paid-in capital ..............................         95,313,652
    Undistributed net investment income .....................            271,135
    Accumulated net realized gain on investments
       and foreign currency transactions ....................          5,354,174
    Net unrealized appreciation on investments
       and foreign currency transactions ....................         53,884,431
                                                                    ------------
      Total Net Assets ......................................       $154,832,940
                                                                    ============
      Net Asset Value, offering and redemption
        price per share ($154,832,940 # 9,548,321
        shares outstanding; 1,000,000,000
        shares authorized of $0.001 par value) ..............       $      16.22
                                                                    ============

Statement of Operations
For the Six Months Ended June 30, 1998 (Unaudited)
================================================================================

Investment Income:
    Dividends (net of foreign taxes of $41,798) ..............       $   936,036
    Interest .................................................           409,114
                                                                     -----------
      Total Investment Income ................................         1,345,150
                                                                     -----------
Expenses:
    Investment advisory fees .................................           694,488
    Distribution fees ........................................           173,621
    Shareholder services fees ................................            98,071
    Shareholder report expenses ..............................            23,137
    Registration fees ........................................            18,680
    Legal and audit fees .....................................            16,648
    Organizational expenses ..................................             7,751
    Miscellaneous expenses ...................................            41,550
                                                                     -----------
      Total Expenses .........................................         1,073,946
                                                                     -----------
      Net Investment Income ..................................           271,204
                                                                     -----------
Net Realized and Unrealized Gain
    on Investments:
    Net realized gain on investments, futures
      contracts and foreign currency
      transactions ...........................................         5,372,739
    Net change in unrealized appreciation
      on investments and foreign currency
      transactions ...........................................        20,851,015
                                                                     -----------
    Net realized and unrealized gain
       on investments, futures contracts
       and foreign currency transactions .....................        26,223,754
                                                                     -----------
Net increase in net assets resulting
    from operations ..........................................       $26,494,958
                                                                     ===========
Statement of Changes in Net Assets
================================================================================

                                                                            Six Months Ended     Year Ended
                                                                             June 30, 1998       December 31,
                                                                              (Unaudited)          1997
                                                                            ----------------  ----------------
Operations:
    Net investment income ...............................................   $     271,204       $      13,283
    Net realized gain on investments, futures contracts
      and foreign currency transactions .................................       5,372,739          12,291,080
    Net change in unrealized appreciation on investments
      and foreign currency transactions .................................      20,851,015          17,429,948
                                                                            -------------       -------------
      Net increase in net assets resulting from operations ..............      26,494,958          29,734,311
                                                                            -------------       -------------
Distributions to shareholders:
    Net realized gain on investments ....................................              --         (12,322,997)
                                                                            -------------       -------------
Capital share transactions:
    Net increase (decrease) in net assets from capital share transactions      10,466,359          (8,083,350)
                                                                            -------------       -------------
    Net increase in net assets ..........................................      36,961,317           9,327,964

Net Assets:
    Beginning of period .................................................     117,871,623         108,543,659
                                                                            -------------       -------------
    End of period .......................................................   $ 154,832,940       $ 117,871,623
                                                                            =============       =============

                 See accompanying notes to financial statements.

The Gabelli Global Telecommunications Fund
Notes to Financial Statements (Unaudited)
================================================================================

1. Description. The Gabelli Global Telecommunications Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act") and one of four separately managed portfolios of the corporation, whose primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

2. Significant Accounting Policies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To

The Gabelli Global Interactive Couch Potato(TM)(C) Fund
Notes to Financial Statements (unaudited) (continued)
================================================================================

the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 1998, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment ecurities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized

The Gabelli Global Telecommunications Fund Notes to Financial Statements (Continued) (Unaudited)
================================================================================

foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1997, reclassifications were made to increase distributions in excess of net investment income for $283 and accumulated net realized loss on investments and foreign currency transactions for $486,839 with an offsetting adjustment to additional paid-in-capital.

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total net assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

The Gabelli Global Telecommunications Fund
Notes to Financial Statements (Continued) (Unaudited)
================================================================================

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 1998 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $173,621, or 0.25% of average net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 1998, other than short term securities, aggregated $12,106,611 and $11,946,100, respectively.

7. Bank Loan. The Fund has access to an unsecured line of credit from the custodian for temporary purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at June 30, 1998.

8. Transactions with Affiliates. During the six months ended June 30, 1998, the Fund paid brokerage commissions of $15,215 to Gabelli & Company, Inc. and its affiliates.

9. Capital Stock Transactions. Transactions in shares of capital stock were as follows:

                                                    Six Months Ended                    Year Ended
                                                     June 30, 1998                   December 31, 1997
                                               ---------------------------       ---------------------------
                                                    Shares         Amount           Shares         Amount
                                                    -----          ------           ------         -------
Shares sold ................................      4,540,336    $ 69,211,228       2,019,543    $ 24,786,732
Shares issued upon reinvestment of dividends             --              --         895,899      11,897,535
Shares redeemed ............................     (3,842,452)    (58,744,869)     (3,688,802)    (44,767,617)
                                               ------------    ------------    ------------    ------------
  Net increase (decrease) ..................        697,884    $(10,466,359)       (773,360)   $ (8,083,350)
                                               ============    ============    ============    ============

The Gabelli Global Telecommunications Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:


                                                Six Months
                                                  Ended                          Year Ended December 31,
                                              June 30, 1998   --------------------------------------------------------------
                                               (Unaudited)        1997          1996        1995          1994        1993+
                                               ------------       ----          ----        ----          ----        -----
Operating performance:
     Net asset value, beginning of period ..   $  13.32       $  11.28        $ 11.12     $   9.73     $  10.20     $  10.00
                                               --------       --------        -------     --------     --------     --------
     Net investment income .................       0.03           0.00(a)        0.05         0.06         0.07         0.01
     Net realized and unrealized gain (loss)
       on investments ......................       2.87           3.59           0.95         1.51        (0.44)        0.29
                                               --------       --------        -------     --------     --------     --------
     Total from investment operations ......       2.90           3.59           1.00         1.57        (0.37)        0.30
                                               --------       --------        -------     --------     --------     --------
Distributions to shareholders:
     Net investment income .................         --             --          (0.05)       (0.06)       (0.07)       (0.01)
     Net realized gain on investments ......         --          (1.55)         (0.79)       (0.12)       (0.03)       (0.09)
                                               --------       --------        -------     --------     --------     --------
     Total distributions ...................         --          (1.55)         (0.84)       (0.18)       (0.10)       (0.10)
                                               --------       --------        -------     --------     --------     --------
     Net asset value, end of period ........   $  16.22       $  13.32        $ 11.28     $  11.12     $   9.73     $  10.20
                                               ========       ========        =======     ========     ========     ========
     Total return++ ........................      21.8%          31.9%           9.0%        16.2%        (3.7)%        3.0%
Ratios to average net assets and
     supplemental data:
     Net assets, end of period (in 000's) ..   $ 154,833      $  117,872    $   108,544   $ 122,845    $ 137,731    $ 45,290
     Ratio of net investment income
        to average net assets ..............      0.39%(b)         0.01%         0.34%        0.53%       0.74%       1.28%(b)
     Ratio of operating expenses
        to average net assets ..............      1.54%(b)         1.78%(c)      1.72%        1.75%       1.80%       2.54%(b)
     Portfolio turnover rate ...............        10%             9%            7%           24%         14%          --

----------
+     From commencement of operations on November 1, 1993.

++ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

(a)   Amount represents less than $0.005 per share.

(b)   Annualized.

(c) The Fund incurred interest expense during the year ended December 31, 1997. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.74%.

                See accompanying notes to financial statements.

                        Gabelli Global Series Funds, Inc.
                   The Gabelli Global Telecommunications Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                           Karl Otto Pohl
Chairman and Chief                              Former President
Investment Officer                              Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana                             Werner J. Roeder, MD
Former Senior Vice President                    Director of Surgery
Dollar Dry Dock Savings Bank                    Lawrence Hospital

Anthony J. Colavita                             Anthonie C. van Ekris
Attorney-at-Law                                 Managing Director
Anthony J. Colavita, P.C.                       BALMAC International, Inc.

John D. Gabelli
Vice President
Gabelli & Company,Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA                           Marc J. Gabelli
President and Chief                             Associate Portfolio Manager
Investment Officer

Bruce N. Alpert                                 James E. McKee
Vice President and Treasurer                    Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------